Exhibit 99.1
1. September 2011 Investor Presentation Keefe, Bruyette & Woods, Inc. Insurance Conference

Forward-Looking Statements The Private Securities Litigation Reform Act of 1995 provides a "safe harbor" for forward-looking statements. This press release and any other written or oral statements made by or on behalf of Tower may include forward-looking statements that reflect Tower's current views with respect to future events and financial performance. All statements other than statements of historical fact included in this press release are forward-looking statements. Forward-looking statements can generally be identified by the use of forward-looking terminology such as "may," "will," "plan," "expect," "project," "intend," "estimate," "anticipate," "believe" and "continue" or their negative or variations or similar terminology. All forward-looking statements address matters that involve risks and uncertainties. Accordingly, there are or will be important factors that could cause the actual results of Tower to differ materially from those indicated in these statements. Please refer to Tower's filings with the SEC, including among others Tower's Annual Report on Form 10-K for the year ended December 31, 2010 and subsequent filings on Form 10-Q, for a description of the important factors that could cause the actual results of Tower to differ materially from those indicated in these statements. Forward-looking statements speak only as of the date on which they are made, and Tower undertakes no obligation to update publicly or revise any forward-looking statement, whether as a result of new information, future developments or otherwise. Notes on Non-GAAP Financial Measures (1) Operating income excludes realized gains and losses, acquisition-related transaction costs and the results of the reciprocal business, net of tax. Operating income is a common measurement for property and casualty insurance companies. We believe this presentation enhances the understanding of our results of operations by highlighting the underlying profitability of our insurance business. Additionally, these measures are a key internal management performance standard. Operating earnings per share is operating income divided by diluted weighted average shares outstanding. Operating return on equity is annualized operating income divided by average common stockholders' equity. (2) Total premiums include gross premiums written through our insurance subsidiaries and produced as managing general agent on behalf of other insurance companies.

Presentation Outline I. Overview of Tower II. Strategy III. Financial Review IV. Key Investment Considerations

I. Overview of Tower

Diversified Property and Casualty Insurance Company With a Niche Focus Headquartered in New York City Over 20 year track record of excellent operating performance Top 50 P&C insurance company in U.S., rated "A-" by A.M. Best with positive outlook 2010 GPW of $1.5B and over $1B in equity Broad Product Offering Expanding National Presence 20 offices nationwide Over 1400 employees Overview of Tower ("TWGP") Commercial General Commercial Specialty Personal Lines Home and auto

Our 20-Year History

	Formation to IPO 1990 - 2004	Post IPO 2004 - 2009	Post CastlePoint 2009 - Present
Summary	Formed Tower Insurance Company in 1990; Tower Risk Management and Tower Group, Inc. in 1996	IPO in 10/2004; formed CastlePoint in 2006	Tower and CastlePoint merged in 2009
Strategy / Business Model	MGA/Insurance company; 80% of premiums ceded to reinsurers or managed on behalf of other insurance companies	Used the $135M IPO proceeds to increase premium retention and founded CastlePoint as a reinsurer and risk-sharing partner	Utilized excess capital in CastlePoint to make strategic acquisitions
GPW and Capital	GPW - $230M by 2004 stockholders' equity - $2M to $18M	GPW - $805M and stockholders' equity -$335M by year end 2008	GPW - $1.8B and stockholders' equity over $1B projected for year end 2011
Geographical Focus	New York City	Northeast; began expansion nationally	National

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Record of Strong Results Strong Operating Performance IPO - 2008 2009 - Present CAGR in total premiums ROE Combined ratio 37% 19% 88% 36% 13% 94% Responsive Approach to Growth 12/31/06 06/30/11 Stockholders' equity Book value per share $224 million $9.23 $1.1 billion $26.01 Tower's success since the IPO is the result of entrepreneurial drive, careful planning and disciplined execution * *"IPO - 2008" data reflects average for 2005, 2006, 2007 and 2008; "2009 - Present" data reflects the average for 2009 and 2010 *

II. Strategy

Strategies Expand products, Geography and Distribution Focus on niche markets, specialize and customize Expand non-risk-bearing sources of revenue Improve existing and create new business units Acquire and consolidate profitable books of business Diversification and favorable ratio of premium volume opportunity to capital Significantly outperform industry results in growth and profitability Increase ROE by generating commission and fee income Generate organic growth in soft market Offset limited growth opportunity in soft market Advantage

Expand Products, Geography and Territory Data as of 2Q11 Products Strong track record of developing and expanding product lines Geography Leverage existing products across the country Distribution Build different distribution sources to capitalize on market opportunities

Focus on Niche Markets, Specialize and Customize Commercial Customers Products Underwriting Strategy Personal General Specialty Comprehensive product offering to small business owners Narrowly focused customized specialty products Individual homeowners and drivers Apartment buildings, retail stores, restaurants and artisan contractors Garage liability, commercial construction, specialty transportation, professional employers organizations Homeowners, auto and package Focus on personal package policies to differentiate from direct writers Use reciprocal structures to provide additional capacity and generate fee income Expand specialty classes of business Customize products for select industries and key producers Partner with specialty underwriting managers Provide broad range of products at multiple pricing tiers Promote ease of doing business via web Leverage products across the country 39.5% 28.0% 32.5% % of 2Q11 GPW

Expand Non-Risk Bearing Sources of Revenue 2004 - 2008 Average 2009-2010 Target Higher ROE Results From Generating Commission and Fee Income Fully leveraged capital in our own company after the CastlePoint acquisition in 2009 Began generating fee income by transferring premiums to reinsurers and other insurance companies after the One Beacon personal lines acquisition in July, 2010 Generated $33.2 million in commission and fee income year to date June 2011, up from $18.8 million in same period last year.

New Organic Growth Strategy Two-Pronged Organic Growth Strategy Improve efficiency through product enhancement, automation and cost reduction on our existing business units: Create new business units to focus on underwriting products in different industries and territories Recent Organic Growth Initiatives Customized solutions Focus on developing products for key producers interested in developing new products Expect to generate $78 million in annualized GPW in 2011 Assumed reinsurance and risk sharing Assume risk from reinsurers, insurance companies and managing general agents with strong underwriting track records Stringent risk mitigation and controls Expect to generate $125 million GPW in 2011

An Opportunistic Acquisition Strategy

MARKET CONDITIONS

- Favorable due to challenging market conditions

PROFILE OF TARGETS

- Target small insurance and managing general agencies
- Strategic investments in distribution sources

VALUE CREATION

- Successful track record in creating value through expense reduction, re-underwriting and cross selling

ACQUISITIONS TIMELINE	
2001	Renewal rights from Empire Insurance Group
2004	Renewal rights from OneBeacon Insurance Group
2007	Preserver Group, Inc.
2009	Hermitage Insurance Group CastlePoint Holdings, Ltd. Specialty Underwriters' Alliance, Inc. Workers' Compensation Renewal Rights from AequiCap
2010	OneBeacon's Personal Lines Division Commercial Auto renewal rights from AequiCap
2011	Renewal rights from Navigators Group, Inc.

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III. Financial Review

Track Record of Profitable Growth Loss ratio AM Best and Company Data. AM Best and Company Data. Total premium growth Operating Income Shareholders' Equity 5 Year CAGR 40% $ in millions 5 Year CAGR 51%

Net Loss and Loss Expense Ratio * * *Figures portray Tower's consolidated accident year and calendar year loss ratios as reported in 10-K, which excludes reserve strengthening made on acquired companies prior to the acquisition and included in the schedule P of the acquired companies. ** Industry data provided by A.M. Best Company ** No Annual Prior Year Adverse Development Since 2004 Prior adverse development shown on insurance company statutory filings misleading: Reflects reserve strengthening on acquired companies prior to closing Excludes GAAP reserves risk premium for stock companies ($8.9 million as of June 2011) and cost savings from loss adjustment expenses AY loss ratio from 2007 to 2009 - 55%; lower CY loss ratio due to prior year reserve releases Estimated 2011 loss ratio of 61% to reflect business mix, pricing environment, and storm and catastrophe losses

Declining Expense Ratio YTD 2010 BB&T expenses include $4.1 million of New York State workers' compensation surcharges which have not recurred in 2011. Expense Ratio (net of reciprocals)

Highly Rated Investments Our high-quality investment portfolio had net unrealized pre-tax gains of $86 million at June 30, 2011 attributable to Tower shareholders Fixed income average quality of AA- Duration of 5.0 years Tax equivalent book yield of 4.7% Asset allocation Asset quality

Improving Investment Performance and Alternative Investments Strategy Strategy Alternative investment commitment remains modest but should provide higher yield and diversification from interest rate risk inherent in fixed-income investments, and reduce capital markets volatility Examples Private equity type investments in small real estate projects Minority ownership in distribution partners that have a strategic fit with Tower

Capital Management Strong Capitalization With Limited Need for Additional Capital Significant growth in stockholders equity (from $335 million at December 2008 to $1 billion) primarily from CastlePoint acquisition in 2009 Organic growth unlikely to require additional capital due to: Strong retained earnings generation Hybrid business model - use of reinsurance and other insurance company's capital Acquisitions, if substantial, may require financing Capital Management To govern capital growth and improve ROE, Tower will continue to utilize share repurchases and increase in dividends as capital management tools Actions taken: Share repurchases Repurchased 4.9 million shares of common stock at an average price per share of $22.13 totaling $108 million through June 30, 2011 Increase in dividends Quarterly dividend increased by 275% from $0.05 per share in 2008 to $0.1875 per share in 2011. Current plan is to target dividend payout ratio targeted at approximately 25% of operating income

Second Quarter 2011 Financial Highlights 2011 Guidance After the second quarter we reaffirmed our 2011 guidance to be at the lower end of its previously announced range of $2.70 to $2.90. As a result of Hurricane Irene in late August, we expect our third quarter earnings to be negatively impacted, which we believe will reduce our guidance but will not result in a significant impact on our capital position. Operating Highlights $ In Millions YoY % Change Gross premiums written and produced Total commission and fee income Net investment income Operating Income Per Share Data $ 468 $ 13 $ 32 $ 26 Per Share 41.1% 36.3% 32.9% 14.7% YoY % Change Book Value Dividend $26.01 $0.19 8.5% 50.0%

IV. Key Investment Considerations

Key Investment Considerations Superior Track Record of Operating Performance Consistently outperformed industry in terms of growth and profitability Created significant value for shareholders since IPO in 2004 Diversified Business Platform With a Niche Market Focus Provides organic growth opportunities Allows allocation of capital to profitable market segments Responsible Growth in Premiums and Fee Income Premium growth achieved through acquisitions and new organic growth initiatives Increasing commission and fee income Investment Income Share repurchase plan in effect 275% increase in dividends since 2008